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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): July 11, 1996

                          DLJ MORTGAGE ACCEPTANCE CORP.
(as depositor under a Pooling and Servicing Agreement, dated as of June 1, 1996, providing for, among other things, the issuance of Mortgage Pass-Through Certificates, Series 1996-Q6)



                          DLJ MORTGAGE ACCEPTANCE CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                      333-1241                   13-3460894
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(State or Other Jurisdiction           (Commission           (I.R.S. Employer
of Incorporation)                       File Number)         Identification No.)


            277 Park Avenue
            NEW YORK, NEW YORK                                        10005
            ------------------                                        -----
            (Address of Principal                                   (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code, is (212) 504-3000


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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         -------------------------------------

                  For a description of the Certificates and the Mortgage Pool, refer to the Pooling and Servicing Agreement.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  EXHIBIT NO.       DESCRIPTION
                  -----------       -----------

                  4.1 Pooling and Servicing Agreement, dated as of June 1, 1996, among DLJ Mortgage Acceptance Corp., as depositor, Temple-Inland Mortgage Corporation, as master servicer, and Bankers Trust Company, as trustee, Mortgage Pass-Through Certificates, Series 1996-Q6.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DLJ MORTGAGE ACCEPTANCE CORP.

                                             By:/s/ Paul Najarian
                                             --------------------
                                             Title:   Vice President


Dated:  July 11, 1996


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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION                                             FORMAT
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4.1            Pooling and Servicing Agreement, dated as of June       P*
               1, 1996, among DLJ Mortgage Acceptance Corp., as depositor, Temple-Inland Mortgage Corporation, as master servicer, and Bankers Trust Company, as trustee, Mortgage Pass-Through Certificates, Series
               1996-Q6.

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*        The Mortgage Loan Schedule attached as an exhibit to the Pooling and
         Servicing Agreement has been filed on paper pursuant to a continuing hardship exemption from certain electronic filing requirements.